                                                                   EXHIBIT 10.58

                                                                  CONFORMED COPY

                                    AMENDMENT

              AMENDMENT, dated as of March 1, 2001 (this "AMENDMENT"), to the Amended and Restated Credit Agreement, dated as of March 6, 1998 (as amended, supplemented or otherwise modified from time to time, the "AGREEMENT"), among AFTERMARKET TECHNOLOGY CORP., a Delaware corporation (the "BORROWER"), the several banks and other financial institutions from time to time parties thereto (the "LENDERS") and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent (in such capacity, the "AGENT").


                              W I T N E S S E T H:
                               - - - - - - - - - -

              WHEREAS, the Borrower, the Lenders and the Agent are parties to the Agreement; and

              WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions contained in the Agreement, and the Lenders and the Agent are agreeable to such request upon the terms and subject to the conditions set forth herein.

              NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the Borrower, the Lenders and the Agent hereby agree as follows:

              1. DEFINITIONS. All terms defined in the Agreement shall have such defined meanings when used herein unless otherwise defined herein.

              2. AMENDMENT OF SUBSECTION 1.1. The definition of "U.K. SUBSIDIARIES" in subsection 1.1 of the AGREEMENT is hereby amended by deleting such definition in its entirety and substituting in lieu thereof the following:

           ""U.K. SUBSIDIARIES": U.K. Holdings and its Subsidiaries."

              3. AMENDMENT OF SUBSECTION 8.4. Subsection 8.4 of the Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (h) thereof and substituting in lieu thereof a COMMA, (ii) replacing the period at the end of clause (i) thereof with the phrase ", and" and
(iii) adding at the end of such subsection the following:

                  "(j) Guarantee Obligations of the Borrower in respect of Indebtedness of the U.K. Subsidiaries permitted by subsection 8.2(f)."

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              4.  AMENDMENT OF SUBSECTION 8.8(A). Subsection 8.8(a) of the
Agreement is hereby amended by deleting from clause (ii) thereof the phrase "in respect of any management SUBSCRIPTION or similar employment agreement".

              5. REPRESENTATIONS; NO DEFAULT. On and as of the date hereof, and after giving effect to this Amendment, the Borrower confirms, reaffirms and restates that the representations and warranties set forth in subsection 5 of the Agreement and in the other Loan Documents are true and correct in all material respects, PROVIDED that the references to the Agreement therein shall be deemed to be references to this Amendment and to the Agreement as amended by this Amendment.

              6. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on and as of the date that the Agent shall have received:

                  (a) counterparts of this Amendment, duly executed and delivered by a duly authorized officer of each of the Borrower, the Agent, and the Required Lenders, along with the written consent of each Subsidiary Guarantor in the form attached hereto; and

                  (b) an amendment fee for the account of each Lender executing this Amendment and delivering its executed signature page to the Agent prior to 12 noon, New York City time, on March 1, 2001 in the amount equal to 0.075% of the sum of such Lender's Aggregate Outstanding Extensions of Credit and its unutilized Commitments as of such date.

              7. LIMITED AMENDMENT. Except as expressly amended herein, the Agreement shall continue to be, and shall remain, in full force and effect. This Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Agreement or any other Loan Document or to prejudice any other right or rights which the Lenders may now have or may have in the future under or in connection with the Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

              8. COSTS AND EXPENSES. The Borrower agrees to pay or reimburse the Agent for all its reasonable and customary out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, and the consummation of the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of its counsel.

              9. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

             10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                             AFTERMARKET TECHNOLOGY CORP.


                             By: /s/ Joseph Salamunovich
                                 -----------------------------------------------
                             Name:   Joseph Salamunovich
                             Title:  Vice President


                             THE CHASE MANHATTAN BANK, as
                             Agent and as a Lender


                             By: /s/ Richard W. Duker
                                 -----------------------------------------------
                             Name:   Richard W. Duker
                             Title:  Vice President


                             BANK OF AMERICA, N.A.


                             By: /s/ William S. Richards Jr.
                                 -----------------------------------------------
                             Name:   William S. Richards Jr.
                             Title:  Vice President


                             THE BANK OF NOVA SCOTIA


                             By: /s/ F.C.H. Ashby
                                 -----------------------------------------------
                             Name:   F.C.H. Ashby
                             Title:  Senior Manager Loan Operations


                             BANK ONE N.A.


                             By: /s/  William J. Maxbauer
                                 -----------------------------------------------
                             Name:    William J. Maxbauer
                             Title:   First Vice President

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                             FIRST UNION NATIONAL BANK


                             By: /s/ Kent Davis
                                 -----------------------------------------------
                             Name:   Kent Davis
                             Title:  VP


                             HARRIS TRUST AND
                             SAVINGS BANK


                             By: /s/ Keith R. Niebrugge
                                 -----------------------------------------------
                             Name:   Keith R. Niebrugge
                             Title:  Vice President


                             LASALLE BANK NATIONAL
                             ASSOCIATION


                             By:  /s/ James J. Hess
                                 -----------------------------------------------
                             Name:  James J. Hess
                             Title: Vice President


                             NATIONAL CITY BANK


                             By:  /s/ Matthew R. Klinger
                                 -----------------------------------------------
                             Name:  Matthew R. Klinger
                             Title: Vice President

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                                     CONSENT

              Each of the undersigned Guarantors hereby consents and agrees to the provisions of the foregoing Amendment, and hereby affirms that upon the effectiveness of the foregoing Amendment, each Loan Document to which it is a party shall continue to be, and shall remain, in full force and effect.

                             AFTERMARKET TECHNOLOGY CORP.

                             By: /s/ Joseph Salamunovich
                                ------------------------------------------------
                             Name:   Joseph Salamunovich
                             Title:  Vice President


                             AARON'S AUTOMOTIVE PRODUCTS, INC.

                             By: /s/ Joseph Salamunovich
                                 -----------------------------------------------
                             Name:   Joseph Salamunovich
                             Title:  Vice President


                             ACI ELECTRONICS HOLDING CORP.

                             By: /s/ Joseph Salamunovich
                                 -----------------------------------------------
                             Name:   Joseph Salamunovich
                             Title:   Vice President


                             ACI ELECTRONICS INVESTMENT CORP.

                             By: /s/ Joseph Salamunovich
                                 -----------------------------------------------
                             Name:   Joseph Salamunovich
                             Title:  Vice President


                             ATC ELECTRONICS & LOGISTICS, L.P.

                             By: ACI ELECTRONICS HOLDING
                             CORP., its General Partner

                             By: /s/ Joseph Salamunovich
                                 -----------------------------------------------
                             Name:   Joseph Salamunovich
                             Title:  Vice President


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                             ATS REMANUFACTURING, INC.

                             By: /s/ Joseph Salamunovich
                                 -----------------------------------------------
                             Name:   Joseph Salamunovich
                             Title:  Vice President


                             COMPONENT REMANUFACTURING
                             SPECIALISTS, INC.

                             By: /s/ Joseph Salamunovich
                                 -----------------------------------------------
                             Name:   Joseph Salamunovich
                             Title:  Vice President


                             AUTOCRAFT REMANUFACTURING CORP.

                             By: /s/ Joseph Salamunovich
                                 -----------------------------------------------
                             Name:   Joseph Salamunovich
                             Title:  Vice President


                             AUTOCRAFT INDUSTRIES, INC.

                             By: /s/ Joseph Salamunovich
                                 -----------------------------------------------
                             Name:   Joseph Salamunovich
                             Title:  Vice President